UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2013

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule lea-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2013, Starwood Property Trust, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved amendments to the Starwood Property Trust, Inc. Manager Equity Plan (the “Manager Equity Plan”) and the Starwood Property Trust, Inc. Equity Plan (the “Equity Plan” and, together with the Manager Equity Plan, the “Plans”) to (i) increase the number of authorized shares available under the Plans for awards granted on or after January 1, 2013 to 6,000,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”); (ii) clarify the prohibitions on the repricing of stock options and stock appreciation rights; and (iii) remove the restriction that no more than an aggregate of 50,000 shares of Common Stock may be subject to awards granted to the Company’s chief financial officer and/or chief compliance officer.  The amendments to the Plans were approved by the Company’s Board of Directors and adopted by the Company on March 27, 2013.  The Plans will expire on August 11, 2019.

The foregoing summary of the amendments to the Plans are qualified in their entirety by reference to the full text of the amendments, which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (i) elected the persons listed below to serve as directors of the Company for a term expiring at the Company’s 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the Annual Meeting; (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and (iv) approved amendments to the Company’s Manager Equity Plan and Equity Plan as described in Item 5.02 above.  Set forth below are the voting results for each of these proposals:

Proposal 1 — Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Richard D. Bronson	99,546,783.6	1,212,607.9	21,194,062.5
Jeffrey F. DiModica	100,124,291.0	653,100.5	21,194,062.5
Jeffrey G. Dishner	82,593,373.0	18,184,018.5	21,194,062.5
Camille J. Douglas	99,570,693.0	1,206,698.5	21,194,062.5
Boyd W. Fellows	97,382,054.0	3,395,337.5	21,194,062.5
Barry S. Sternlicht	97,315,840.5	3,462,051.0	21,193,562.5
Strauss Zelnick	99,097,394.5	1,679,997.0	21,194,062.5

Proposal 2 — Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
99,971,927.9	519,097.1	286,362.5	21,194,066.5

Proposal 3 — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2013

For	Against	Abstentions	Broker Non-Votes
121,547,540.4	126,966.5	296,946.1	0

Proposal 4 — Approval of Amendments to the Company’s Manager Equity Plan and Equity Plan

For	Against	Abstentions	Broker Non-Votes
83,854,738.9	16,613,783.1	308,864.5	21,194,067.5

Item 9.01                                           Financial Statements and Exhibits

Exhibit Number	Description
10.1	First Amendment to the Starwood Property Trust, Inc. Manager Equity Plan

10.2	First Amendment to the Starwood Property Trust, Inc. Equity Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2013	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Authorized Signatory

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the Starwood Property Trust, Inc. Manager Equity Plan

10.2	First Amendment to the Starwood Property Trust, Inc. Equity Plan